Exhibit 10.1a
Form 10-SB
Energytec, Inc.

                         BIG HORN COUNTY WYOMING LEASES

1.    T54N-R9IW, 6th PM
      Sec.21:  E 1/2 NE 1/4, N 1/2 NW 1/4, SW 1/4 NW 1/4, W 1/2 SW 1/4, SE 1/4
      Sec.28:  NE 1/4, SE 1/4 NW 1/4
      Containing 640.00 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW136979

2.    T55N-R91W, 6th PM
      Sec. 29: Lots 8, 9
      Containing 82.09 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145696

3.    T53N-R9IW, 6th PM
      Sec. 6: Lots 11, 18-23
      Sec. 7: Lots 1-4
      Sec. 7: E 1/2 W 1/2
      Containing 393.12 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145692

4.    T54N-R91W, 6th PM
      Sec. 16: SW 1/4
      Containing 160.00 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145695

5.    T54N-R9IW, 6th PM
      Sec. 4: Lots 1, 2
      Sec. 4: S 1/2 NE 1/4, SE 1/4 SW 1/4, SE 1/4
      Sec. 9: Lots 1-14
      Sec. 16: NE 1/4
      Sec. 19: SE 1/4
      Containing 1243.37 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145694

6.    T53N-R9IW, 6th PM
      Sec. 18: Lots 1-4
      Sec. 18: W 1/2 E 1/2, E 1/2 W 1/2
      Sec. 19: Lots 1-4
      Sec. 19: E 1/2, E 1/2 W 1/2
      Containing 1115.43 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145693

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7.    T53N-R9IW, 6th PM
      Sec. 3: Lots 1-4
      Sec. 3: S 1/2 N 1/2, S 1/2
      Sec. 9: All
      Containing 1271.44 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145691

8.    T53N-R92W, 6th PM
      Sec. 13: Lots 1-4
      Sec. 13: W 1/2 E 1/2, W 1/2
      Sec. 14: E 1/2
      Containing 975.92 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145705

9.    T53N-R92W, 6th PM
      Sec. 25: Lots 1
      Sec. 25: NW 1/4 NE 1/4, NW 1/4
      Sec. 26: NE 1/4, N 1/2 SE 1/4
      Containing 480.79 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145707

10.   T53N-R92W, 6th PM
      Sec. 23: E 1/2
      Sec. 24: Lots 1-4
      Sec. 24: W 1/2 E 1/2, W 1/2
      Containing 966.52 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145706

11.   T54N-R92W, 6th PM
      Sec. 3: Lots 4
      Sec. 3: SW 1/4 NW 1/4
      Sec. 11: NE 1/4, NW 1/4 SE 1/4
      Containing 271.70 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145708

12.   T54N-R92W, 6th PM
      Sec. 25: SW 1/4
      Containing 160.00 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145709

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13.   T55N-R92W, 6th PM
      Sec. 8: SW 1/4
      Sec. 14: Lots 6, 7
      Sec. 14: NE 1/4, E 1/2 NW 1/4, N 1/2 SE 1/4
      Sec. 17: W 1/2
      Sec. 18: Lots 1-3, 6-8, 10-12
      Sec. 18: E 1/2 Sec. 21: SW 1/4
      Sec. 23: NE 1/4, S 1/2
      Sec. 24: SW 1/4
      Containing 2323.16 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145710

14.   TS5N-R92W, 6th PM
      Sec. 25: All
      Sec. 26: All
      Sec. 27: NE 1/4, NE 1/4 NW 1/4, S 1/2 NW 1/4, S 1/2
      Sec. 28: N 1/2, N 1/2 SW 1/4, SW 1/4 SW 1/4, SE 1/4
      Containing 2480.00 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145711

15.   T55N-R92W, 6th PM
      Sec. 34: All
      Sec. 35: All
      Sec. 36: All
      Containing 1920.00 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145713

16.   TS5N-R92W, 6th PM
      Sec. 29: All
      Containing 640.00 acres in Big Horn County, Wyoming
      BLM Ser. No: WYW145712

                                      E-27